Variable Annuity Application
GE Capital Life Assurance Company of New York

------------------------------------------------------------------------------------------------------------------------------------
Plan Information
------------------------------------------------------------------------------------------------------------------------------------
Annuity Name: GE Choice(R) Variable Annuity - NY
Premium Payment: Minimum Payment: $5,000                                              For 1035 Exchange(s) or Transfer(s)
                 $                                       and/or estimated premium    $
                  ------------------------------------                                ------------------------------------

Complete Section A or B.

Section A: Non-Qualified (Check all that apply)        Section B: Qualified (Check all that apply)

     [ ] New purchase                             [ ] Traditional IRA   [ ] Custodial IRA   [ ] ROTH IRA
     [ ] 1035 Exchange(s)                         [ ] TSA 403(b)        [ ] SEP             [ ] Other
                                                                                                      ------------------------------
                                                     [ ] Transfer          [ ] Rollover        [ ] Direct Rollover
                                                     [ ] New contribution for tax year
                                                                                       ------------

------------------------------------------------------------------------------------------------------------------------------------
Riders (Check availability)
------------------------------------------------------------------------------------------------------------------------------------
Please print name of rider. See prospectus for age availability.

[ ] Enhanced Payment Rider (selection of this rider cannot be done in conjunction with selection of the Enhanced Rate
    Guarantee Account option.)
[ ]                                                                  [ ]
    --------------------------------------------------------------       -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Owner (Name or name of trust and trustee)
------------------------------------------------------------------------------------------------------------------------------------

(Last, First, M.)
                                                                                                           Gender
--------------------------------------------------------------------------------------------------------   [ ] M   [ ] F
Date of birth or trust date (mm-dd-yyyy)        Social Security no. or Tax ID              Telephone no.

---------------------------------------------   ----------------------------------------   -----------------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
City                                                                                          State     Zip code

-------------------------------------------------------------------------------------------   -------   ----------------------------
Joint Owner (Optional): Name (Last, First, M.)                                                          Gender
                                                                                                        [ ] M   [ ] F
-----------------------------------------------------------------------------------------------------
Date of birth (mm-dd-yyyy)                      Social Security no. or Tax ID              Telephone no.

---------------------------------------------   ----------------------------------------   -----------------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
City                                                                                          State     Zip code

-------------------------------------------------------------------------------------------   -------   ----------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annuitant (if other than Owner)
------------------------------------------------------------------------------------------------------------------------------------

(Last, First, M.)
                                                                                                           Gender
--------------------------------------------------------------------------------------------------------   [ ] M   [ ] F
Date of birth (mm-dd-yyyy)                      Social Security no. or Tax ID              Telephone no.

---------------------------------------------   ----------------------------------------   -----------------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
City                                                                                          State     Zip code

-------------------------------------------------------------------------------------------   -------   ----------------------------
Joint Annuitant: Name (Last, First, M.)                                                                 Gender
                                                                                                        [ ] M   [ ] F
-----------------------------------------------------------------------------------------------------
Date of birth (mm-dd-yyyy)                      Social Security no. or Tax ID              Telephone no.

---------------------------------------------   ----------------------------------------   -----------------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
City                                                                                          State     Zip code

-------------------------------------------------------------------------------------------   -------   ----------------------------

------------------------------------------------------------------------------------------------------------------------------------
Regular Mail                                    For Inquiries and/or Questions         Overnight Delivery
GE Capital Life Assurance Company of New York   Internet: www.GEFinancialService.com   GE Capital Life Assurance Company of New York
P.O. Box 409893                                 Toll free: (800) 313-5282              Lockbox # 409893 . 6000 Feldwood Road
Atlanta, GA 30384-9893                                                                 College Park, GA 30349

15351NY 3/2002                        To order use stock no . 19722CBNY 12/15/04

Variable Annuity Application
GE Capital Life Assurance Company of New York

------------------------------------------------------------------------------------------------------------------------------------
Beneficiary (Name or name of trust and trustee)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                                                       Allocated     [ ] Primary
                                                                                                                      [ ] Contingent
-----------------------------------------------------------------------------------------------------   ----------%
Date of birth or trust date (mm-dd-yyyy)        Relationship to the Owner                               Gender
                                                                                                        [ ] M   [ ] F
---------------------------------------------   -----------------------------------------------------
Address                                                                                    Telephone no.

----------------------------------------------------------------------------------------   -----------------------------------------
City                                                                                       State        Zip code

----------------------------------------------------------------------------------------   ----------   --------------

Beneficiary: Name (Last, First, M.)                                                                     Allocated     [ ] Primary
                                                                                                                      [ ] Contingent
-----------------------------------------------------------------------------------------------------   ----------%
Date of birth or trust date (mm-dd-yyyy)        Relationship to the Owner                               Gender
                                                                                                        [ ] M   [ ] F
---------------------------------------------   -----------------------------------------------------
Address                                                                                    Telephone no.

----------------------------------------------------------------------------------------   -----------------------------------------
City                                                                                       State        Zip code

----------------------------------------------------------------------------------------   ----------   --------------

Beneficiary: Name (Last, First, M.)                                                                     Allocated     [ ] Primary
                                                                                                                      [ ] Contingent
-----------------------------------------------------------------------------------------------------   ----------%
Date of birth or trust date (mm-dd-yyyy)        Relationship to the Owner                               Gender
                                                                                                        [ ] M   [ ] F
---------------------------------------------   -----------------------------------------------------
Address                                                                                    Telephone no.

----------------------------------------------------------------------------------------   -----------------------------------------
City                                                                                       State        Zip code

----------------------------------------------------------------------------------------   ----------   --------------

Beneficiary: Name (Last, First, M.)                                                                     Allocated     [ ] Primary
                                                                                                                      [ ] Contingent
-----------------------------------------------------------------------------------------------------   ----------%
Date of birth or trust date (mm-dd-yyyy)        Relationship to the Owner                               Gender
                                                                                                        [ ] M   [ ] F
---------------------------------------------   -----------------------------------------------------
Address                                                                                    Telephone no.

----------------------------------------------------------------------------------------   -----------------------------------------
City                                                                                       State        Zip code

----------------------------------------------------------------------------------------   ----------   --------------
Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle.[ ]

Regular Mail                                    For Inquiries and/or Questions         Overnight Delivery
GE Capital Life Assurance Company of New York   Internet: www.GEFinancialService.com   GE Capital Life Assurance Company of New York
P.O. Box 409893                                 Toll free: (800) 313-5282              Lockbox # 409893 . 6000 Feldwood Road
Atlanta, GA 30384-9893                                                                 College Park, GA 30349

15351NY 3/2002                        To order use stock no . 19722CBNY 12/15/04

Variable Annuity

Purchase Payment Allocation

GE Capital Life Assurance Company of New York

                                 Options below are available for GE Choice(R) NY

--------------------------------------------------------------------------------
Purchase Payment Allocation
--------------------------------------------------------------------------------
Enter whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. No more than 20 subaccounts in addition to the Guarantee Account may be selected.

AIM Variable Insurance Funds
(A I M Advisors, Inc.)

     % AIM V.I. Basic Value Fund - Ser II Shrs
-----
     % AIM V.I. Capital Appreciation Fund - Ser I Shrs
-----
     % AIM V.I. International Growth Fund - Ser II Shrs
-----
     % AIM V.I. Premier Equity Fund - Ser I Shrs
-----

AllianceBernstein Variable Products Series Fund, Inc.
(Alliance Capital Management, L.P.)

     % AllianceBernstein Global Technology Portfolio - Class B
-----
     % AllianceBernstein Growth and Income Portfolio - Class B
-----
     % AllianceBernstein International Value Portfolio - Class B
-----
     % AllianceBernstein Large Cap Growth Portfolio - Class B
-----

American Century Variable Portfolios II, Inc.
(American Century Investment Management, Inc.)

     % VP Inflation Protection Fund - Cl II
-----

Eaton Vance Variable Trust
(Eaton Vance Management)

     % VT Floating-Rate Income Fund
-----
(OrbiMed Advisors, LLC)
      % VT Worldwide Health Sciences Fund
------

Evergreen Variable Annuity Trust
(Evergreen Investment Management Company, LLC)

     % Evergreen VA Omega Fund - Cl 2
-----

Federated Insurance Series
(Federated Investment Management Co.)

     % Federated High Income Bond Fnd II - Svc Shrs
-----
(Federated Equity Management Company of Pennsylvania)
     % Federated Kaufmann Fund II - Svc Shrs
-----

Fidelity Variable Insurance Products Fund (VIP)

     % Fidelity VIP Asset Manager(SM) Portfolio - Svc Cl 2
-----
     % Fidelity VIP Contrafund(R) Portfolio - Svc Cl 2
-----
     % Fidelity VIP Dynamic Capital Appreciation Portfolio - Svc Cl 2
-----
     % Fidelity VIP Equity-Income Portfolio - Svc Cl 2
-----
     % Fidelity VIP Growth Portfolio - Svc Cl 2
-----
     % Fidelity VIP Growth & Income Portfolio - Svc Cl 2
-----
     % Fidelity VIP Mid Cap Portfolio - Svc Cl 2
-----
     % Fidelity VIP Value Strategies Portfolio - Svc Cl 2
-----

Franklin Templeton Variable Insurance Products Trust
(Franklin Advisers, Inc.)

     % Franklin Income Securities Fund - Cl 2 Shrs
-----

GE Investments Funds, Inc.
(GE Asset Management Incorporated)

     % Income Fund
-----
     % Mid-Cap Equity Fund
-----
     % Money Market Fund
-----
     % Premier Growth Equity Fund
-----
     % Real Estate Securities Fund
-----
     % S&P 500(R) Index Fund*
-----
     % Small-Cap Value Equity Fund
-----
     % Total Return Fund
-----
     % U.S. Equity Fund
-----
     % Value Equity Fund
-----

Goldman Sachs Variable Insurance Trust
(Goldman Sachs Asset Management, L.P.)

     % Goldman Sachs Mid Cap Value Fund
-----

Greenwich Street Series Fund
(Salomon Brothers Asset Management Inc)

     % Salomon Brothers Variable Aggressive Growth Fund - Cl II
-----

Janus Aspen Series
(Janus Capital Management LLC)

     % Balanced Portfolio - Svc Shrs
-----
     % Forty Portfolio - Svc Shrs
-----

Merrill Lynch Variable Series Fund, Inc.
(Merrill Lynch Investment Managers, L.P.)

     % Merrill Lynch Basic Value V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Global Allocation V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Large Cap Growth V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Value Opportunities V.I. Fund - Cl III Shrs
-----

MFS(R) Variable Insurance Trust
(Massachusetts Financial Services Company (MFS(R)))

     % MFS(R) Investors Growth Stock Series - Svc Cl Shrs
-----
     % MFS(R) Investors Trust Series - Svc Cl Shrs
-----
     % MFS(R) New Discovery Series - Svc Cl Shrs
-----
     % MFS(R) Total Return Series - Svc Cl Shrs
-----
     % MFS(R) Utilities Series - Svc Cl Shrs

Nations Separate Account Trust
(Banc of America Capital Management, LLC)

     % Nations Marsico Growth Portfolio
-----
     % Nations Marsico International Opportunities Portfolio
-----

Oppenheimer Variable Account Funds
(OppenheimerFunds, Inc.)

     % Oppenheimer Aggressive Growth Fund/VA - Svc Shrs
-----
     % Oppenheimer Balanced Fund/VA - Svc Shrs
-----
     % Oppenheimer Capital Appreciation Fund/VA - Svc Shrs
-----
     % Oppenheimer Global Securities Fund/VA - Svc Shrs
-----
     % Oppenheimer Main Street Fund/VA - Svc Shrs
-----
     % Oppenheimer Main Street Small Cap Fund/VA - Svc Shrs
-----

PIMCO Variable Insurance Trust
(Pacific Investment Management Company LLC)

     % All Asset Portfolio - Adv Cl Shrs
-----
     % High Yield Portfolio - Adm Cl Shrs
-----
     % Long-Term U.S. Government Portfolio - Adm Cl Shrs
-----
     % Low Duration Portfolio - Adm Cl Shrs
-----
     % Total Return Portfolio - Adm Cl Shrs
-----

The Prudential Series Fund, Inc.
(Prudential Investments LLC)

     % Jennison Portfolio - Cl II
-----
     % Jennison 20/20 Focus Portfolio - Cl II
-----
     % Natural Resources Portfolio - Cl II
-----

Rydex Variable Trust (Rydex Investments)

     % OTC Fund**
-----

Salomon Brothers Variable Series Funds Inc
(Salomon Brothers Asset Management Inc)

     % Salomon Brothers Variable All Cap Fund - Cl II
-----
     % Salomon Brothers Variable Total Return Fund - Cl II
-----

Van Kampen Life Investment Trust
(Van Kampen Asset Management Inc.)

     % Comstock Portfolio - Cl II Shrs
-----
     % Emerging Growth Portfolio - Cl II Shrs
-----

GE Capital Life Guarantee Account
Limited to 25% of contract value.

     % 1 yr guarantee period
-----
     % 6 yr guarantee period
-----

Enhanced Rate Guarantee Account
DCA instructions are required, please complete form 15351A.

     % 12 Month
-----
     % 6 Month
-----

Interest Sweep [ ] Yes [ ] No

Will be transferred Quarterly unless another interval is indicated.

[ ] Monthly [ ] Semi-Annually [ ]Annually

------------------------------------------------------------------------------------------------------------------------------------
Regular / First Class Mail:                     For Inquiries and/or Questions         Overnight / Express Mail:
GE Capital Life Assurance Company of New York   Internet: www.GEFinancialService.com   GE Capital Life Assurance Company of New York
P.O. Box 409893                                 Toll free: (800) 313-5282              6000 Feldwood Road
Atlanta, GA 30384-9893                                                                 Lockbox # 409893
                                                                                       College Park, GA 30349

NS19647CNY 11/15/04                     To order use stock no . 19722NY 04/29/05

Variable Annuity Application

GE Capital Life Assurance Company of New York

------------------------------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging (DCA) Option (will start 30 days after receipt of funds, unless you specify an earlier date.)
------------------------------------------------------------------------------------------------------------------------------------
(Optional) You may elect a series of automated scheduled transfers referred to as Dollar-Cost Averaging (DCA). DCA is a method of transferring specified amounts from one designated Subaccount(s), or the Guarantee Account to any other available Subaccount(s) on a monthly or quarterly basis. Funds will remain in the DCA transfer accounts until the entire account is depleted. DCA is available for initial premium, additional premium, or transfer from other Subaccounts.

This option provides regular level investments over a period of time. DCA is subject to the provisions of the contract. We reserve the right to discontinue DCA upon 30 days written notice to you.

Under our Enhanced Dollar Cost Averaging Program, your entire premium must be initially allocated to the Enhanced Rate Guarantee
Account where it will be credited with interest at the guaranteed interest rate in effect on the transaction date. Each month, we will transfer amounts out of the Enhanced Rate Guarantee Account into the Subaccounts you selected. All amounts will be transferred out by the end of the first six or twelve months, whichever is applicable.

Thereafter, only additional premiums may be allocated to the Enhanced Rate Guarantee Account under your contract. The interest credited to amounts allocated to the Enhanced Rate Guarantee Account will exceed our actual earnings on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the existing charges described in your contract. Your contract charges will not increase as a result of electing the Enhanced Dollar Cost Averaging Program.

Transfer dollar amount of $ [                                   ] from: (Select One)
                             -----------------------------------

[ ] Money Market Subaccount                         [ ] One year Guarantee Account               [ ] Enhanced Rate Guarantee Account
    Deplete Account [ ] Yes [ ] No                      (Minimum 10 months)                          (Requires DCA)
                                                                                                 [ ] 12 Month
    Stop date, if desired (mm-dd-yyyy)                                                           [ ] 6 Month

    ---------------------------------

to the following Subaccounts based on the frequency indicated: [ ] Monthly    [ ] Quarterly

------------------------------------------------------------------------------------------------------------------------------------
Percentage   Transfer to Subaccounts   Percentage   Transfer to Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
         %                                      %
------------------------------------------------------------------------------------------------------------------------------------
         %                                      %
------------------------------------------------------------------------------------------------------------------------------------
         %                                      %
------------------------------------------------------------------------------------------------------------------------------------
         %                                      %
------------------------------------------------------------------------------------------------------------------------------------
         %                                      %
------------------------------------------------------------------------------------------------------------------------------------
I/We understand that the Contract Value in my/our elected Subaccount must be kept at or above the amount which will permit the dollar-cost averaging transfers requested; otherwise these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I/We may also change or terminate these transfers by written notice to GE Capital Life
Assurance Company of New York.

------------------------------------------------------------------------------------------------------------------------------------
Interest Sweep (Optional)
------------------------------------------------------------------------------------------------------------------------------------
On a periodic basis, we will transfer all interest earned during the prior period only in the Guarantee Account, one and six year accounts whichever is applicable, to the Subaccounts. The amount transferred will be allocated to the Subaccounts according to the most recent allocation instructions. This will not count as a transfer for purposes of determining a transfer charge or restricting
the amount of transfers. [ ] Quarterly   [ ] Semi-annually   [ ] Annually

------------------------------------------------------------------------------------------------------------------------------------
Rebalancing (Optional)
------------------------------------------------------------------------------------------------------------------------------------
Once you have allocated your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance, (on a quarterly, semi-annual, or annual basis) your Contract Value among the Subaccounts to return to the percentages specified in your allocation instructions. The program does not include allocations to the Guarantee
Account. Your percentage allocations must be in whole percentages. [ ] Quarterly [ ] Semi-annually [ ] Annually

------------------------------------------------------------------------------------------------------------------------------------
Systematic Withdrawals (Optional)
------------------------------------------------------------------------------------------------------------------------------------
You may elect to receive a withdrawal of the Total Purchase Payments for each of one or more contract year(s) in the form of systematic withdrawals. We will treat your request for systematic withdrawals as a request for one withdrawal each contract year, payable in equal installments over a 12 month period.

The commencement date may be no sooner than 30 days after the contract date. Withdrawals may not exceed 10% of the Total Purchase
Payments on the effective date of the first installment for that contract year. Systematic withdrawals end on the Annuity
Commencement Date. We reserve the right to discontinue systematic withdrawals upon 30 days written notice to you.

I/We wish to start a series of withdrawals which will begin 30 days after
contract date unless a date is specified.                                       [ ] Date |                                         |
                                                                                          -----------------------------------------

[ ] 10% of Total Purchase Payments               Withdrawal Frequency:                Check one:
[ ] $ |                                 |        [ ] Monthly   [ ] Semi-Annually      [ ] Owner(s) subject to backup withholding
       ---------------------------------         [ ] Quarterly [ ] Annually           [ ] Owner(s) not subject to backup withholding
       (Amount not to exceed 10% of Total                                             If you ARE NOT subject to backup withholding,
              Purchase Payments)                                                      but wish to have Federal Income Tax withheld,
                                                                                      please check here. [ ]
[ ] |       | % Of the Total Purchase Payments
     -------    (Cannot exceed 10%)

-----------------------------------------------------------------------------------------------------------------------------------
OWNERS UNDER AGE 59 1/2 (Check ONLY if applicable; if not applicable, tax penalties may apply to withdrawals.) [ ] The above referenced contract is an IRA or is issued to a Qualified Retirement Plan, and these payments are part of a series of substantially equal periodic payments as described in IRC section 72(t)(2)(a)(iv).

15351NY 3/2002                          To order use stock no . 19722NY 04/29/05

Variable Annuity Application
GE Capital Life Assurance Company of New York

------------------------------------------------------------------------------------------------------------------------------------
Owner Signature(s) PLEASE READ CAREFULLY
------------------------------------------------------------------------------------------------------------------------------------

Will the proposed annuity replace any existing annuity or insurance contract?   [ ] Yes   [ ] No

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/We agree to all terms and conditions as shown. I/We further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO
DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT OF PROSPECTUSES FOR THE SEPARATE ACCOUNT AND ALL PORTFOLIOS APPLICABLE TO THE CONTRACT
AND APPLICABLE SUPPLEMENTS DATED WITHIN 13 MONTHS OF THIS APPLICATION. I/We agree that no one, except the President, or a Vice
President of the Company can make or change any annuity.

1.   Have you received prospectuses dated within 13 months of this application for the Separate Account and all funds applicable to
     the applied for contract?   [ ] Yes   [ ] No

2.   Do you understand that the Contract Value may increase or decrease depending on the investment return of the Subaccounts?
     [ ] Yes   [ ] No

3.   Do you believe this contract will meet your needs and financial objectives?   [ ] Yes [ ] No

(Under penalties of perjury, I certify that: 1: The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2: I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.)
------------------------------------------------------------------------------------------------------------------------------------
Owner (sign as Trustee if Owner is a Trust)          Joint Owner                          Date of signature (mm-dd-yyyy)

------------------------------------------           ------------------------------       ------------------------------------------
Annuitant (required if other than Owner)             City                                                  State

------------------------------------------           -----------------------------------------------       -------------------------

------------------------------------------------------------------------------------------------------------------------------------
Representative(s) Information and Signature(s)
------------------------------------------------------------------------------------------------------------------------------------
Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance [ ] Yes [ ] No If yes, submit completed contract? replacement form, where required. By signing, you certify that you have witnessed the above signature(s) and that all information contained in this application is true to the best of your knowledge and belief.
------------------------------------------------------------------------------------------------------------------------------------
Registered Representative Signature                   Print name (Last, First, M.)

---------------------------------------------------   ------------------------------------------------------------------------------
Representative S.S. no.                         Broker/Dealer name/branch#                   Client account no.

---------------------------------------------   ------------------------------------------   ---------------------------------------
Address                                                                                        Telephone no.

--------------------------------------------------------------------------------------------   -------------------------------------
City                                                                                           State        Zip code

--------------------------------------------------------------------------------------------   ----------   -----------------
Registered Representative Signature                       Print name (Last, First, M.)

-------------------------------------------------------   --------------------------------------------------------------------------
Representative S.S. no.                                   Telephone no.
                                                                                                          [ ] A   [ ] B
-------------------------------------------------------   ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Regular Mail                                    For Inquiries and/or Questions         Overnight Delivery
GE Capital Life Assurance Company of New York   Internet: www.GEFinancialService.com   GE Capital Life Assurance Company of New York
P.O. Box 409893                                 Toll free: (800) 313-5282              Lockbox # 409893 . 6000 Feldwood Road
Atlanta, GA 30384-9893                                                                 College Park, GA 30349

15351NY 3/2002                          To order use stock no . 19722NY 04/29/05

Variable Annuity Application
GE Capital Life Assurance Company of New York

------------------------------------------------------------------------------------------------------------------------------------
Plan Information
------------------------------------------------------------------------------------------------------------------------------------
Annuity Name: GE Foundation(SM) Variable Annuity - NY

Premium Payment: Minimum Payment: $5,000                                                      For 1035 Exchange(s) or Transfer(s)
                 $                                             and/or estimated premium       $
                  ---------------------------------------                                      ----------------------------------

Complete Section A or B.

Section A: Non-Qualified (Check all that apply)                      Section B: Qualified (Check all that apply)
     [ ] New purchase                                   [ ] Traditional IRA   [ ] Custodial IRA   [ ] ROTH IRA
     [ ] 1035 Exchange(s)                               [ ] TSA 403(b)        [ ] SEP             [ ] Other
                                                                                                           -------------------------
                                                           [ ] Transfer          [ ] Rollover        [ ]  Direct Rollover
                                                           [ ] New contribution for tax year
                                                                                             --------------

------------------------------------------------------------------------------------------------------------------------------------
Riders (Check availability)
------------------------------------------------------------------------------------------------------------------------------------
Please print name of rider. See prospectus for age availability.

[ ] Enhanced Payment Rider (selection of this rider cannot be done in conjunction with selection of the Enhanced Rate Guarantee
    Account option.)

[ ]                                                                       [ ]
    ---------------------------------------------------------------       ----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Owner (Name or name of trust and trustee)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                                                               Gender
                                                                                                                [ ] M   [ ] F
-------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)              Social Security no. or Tax ID                  Telephone no.

--------------------------------------------------    -------------------------------------------    -------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
City                                                                                State                       Zip code

--------------------------------------------------------------------------------    -------------------------   --------------------
Joint Owner (Optional): Name (Last, First, M.)                                                                  Gender
                                                                                                                [ ] M   [ ] F
-------------------------------------------------------------------------------------------------------------
Date of birth (mm-dd-yyyy)                            Social Security no. or Tax ID                  Telephone no.

--------------------------------------------------    -------------------------------------------    -------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
City                                                                                State                       Zip code

--------------------------------------------------------------------------------    -------------------------   --------------------

------------------------------------------------------------------------------------------------------------------------------------
Annuitant (if other than Owner)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                                                               Gender
                                                                                                                [ ] M   [ ] F
-------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)              Social Security no. or Tax ID                  Telephone no.

--------------------------------------------------    -------------------------------------------    -------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
City                                                                                State                       Zip code

--------------------------------------------------------------------------------    -------------------------   --------------------
Joint Annuitant: Name (Last, First, M.)                                                                         Gender
                                                                                                                [ ] M   [ ] F
-------------------------------------------------------------------------------------------------------------
Date of birth (mm-dd-yyyy)                            Social Security no. or Tax ID                  Telephone no.

--------------------------------------------------    -------------------------------------------    -------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
City                                                                                State                       Zip code

--------------------------------------------------------------------------------    -------------------------   --------------------

====================================================================================================================================

Regular Mail                                    For Inquiries and/or Questions         Overnight Delivery
GE Capital Life Assurance Company of New York   Internet: www.GEFinancialService.com   GE Capital Life Assurance Company of New York
P.O. Box 409893                                 Toll free: (800) 313-5282              Lockbox # 409893 . 6000 Feldwood Road
Atlanta, GA 30384-9893                                                                 College Park, GA 30349

15351NY 3/2002                        To order use stock no . 19722CBNY 12/15/04

Variable Annuity Application
GE Capital Life Assurance Company of New York

------------------------------------------------------------------------------------------------------------------------------------
Beneficiary (Name or name of trust and trustee)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                                                  Allocated        [ ] Primary
                                                                                                                %   [ ] Contingent
------------------------------------------------------------------------------------------------   -------------
Date of birth or trust date (mm-dd-yyyy)        Relationship to the Owner                          Gender
                                                                                                   [ ] M   [ ] F
---------------------------------------------   ------------------------------------------------
Address                                                                            Telephone no.

--------------------------------------------------------------------------------   -------------------------------------------------
City                                                                               State        Zip code

--------------------------------------------------------------------------------   ----------   -------------------

Beneficiary: Name (Last, First, M.)                                                                Allocated        [ ] Primary
                                                                                                                %   [ ] Contingent
-------------------------------------------------------------------------------------------------  -------------
Date of birth or trust date (mm-dd-yyyy)        Relationship to the Owner                          Gender
                                                                                                   [ ] M   [ ] F
---------------------------------------------   ------------------------------------------------
Address                                                                            Telephone no.

--------------------------------------------------------------------------------   -------------------------------------------------
City                                                                               State        Zip code

--------------------------------------------------------------------------------   ----------   -------------------

Beneficiary: Name (Last, First, M.)                                                                Allocated        [ ] Primary
                                                                                                                %   [ ] Contingent
-------------------------------------------------------------------------------------------------  -------------
Date of birth or trust date (mm-dd-yyyy)        Relationship to the Owner                          Gender
                                                                                                   [ ] M   [ ] F
---------------------------------------------   ------------------------------------------------
Address                                                                            Telephone no.

--------------------------------------------------------------------------------   -------------------------------------------------
City                                                                               State        Zip code

--------------------------------------------------------------------------------   ----------   -------------------

Beneficiary: Name (Last, First, M.)                                                                Allocated        [ ] Primary
                                                                                                                %   [ ] Contingent
-------------------------------------------------------------------------------------------------  -------------
Date of birth or trust date (mm-dd-yyyy)        Relationship to the Owner                          Gender
                                                                                                   [ ] M   [ ] F
---------------------------------------------   ------------------------------------------------
Address                                                                            Telephone no.

--------------------------------------------------------------------------------   -------------------------------------------------
City                                                                               State        Zip code

--------------------------------------------------------------------------------   ----------   -------------------

Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]

Regular Mail                                    For Inquiries and/or Questions         Overnight Delivery
GE Capital Life Assurance Company of New York   Internet: www.GEFinancialService.com   GE Capital Life Assurance Company of New York
P.O. Box 409893                                 Toll free: (800) 313-5282              Lockbox # 409893 . 6000 Feldwood Road
Atlanta, GA 30384-9893                                                                 College Park, GA 30349

15351NY 3/2002                        To order use stock no . 19722CBNY 12/15/04

Variable Annuity
Purchase Payment Allocation

GE Capital Life Assurance Company of New York

                             Options below are available for GE Foundation(SM)NY

--------------------------------------------------------------------------------
Purchase Payment Allocation
--------------------------------------------------------------------------------
Enter whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. No more than 10 subaccounts in addition to the Guarantee Account may be selected. Not all subaccounts are available in all markets and products.

A I M Advisors, Inc.
(AIM Variable Insurance Funds)

     % AIM V.I. Aggressive Growth Fund-Series I Shrs
-----
     % AIM V.I. Blue Chip Fund-Series I Shrs
-----

Alliance Capital Management, L.P.
(AllianceBernstein Variable Products Series Fund, Inc.)

     % Growth and Income Portfolio-Class B
-----
     % Premier Growth Portfolio-Class B
-----

American Century Investment Management, Inc.
(American Century Variable Portfolios, Inc.)

     % VP Income & Growth Fund-Class I
-----
     % VP International Fund-Class I
-----
     % VP Ultra Fund-Class I
-----
     % VP Value Fund-Class I
-----

The Dreyfus Corporation
(Dreyfus Investment Portfolios)

     % Dreyfus Investment Portfolios MidCap Stock Portfolio-Init Shrs
-----
     % Dreyfus Variable Investment Fund - Money Market Portfolio
-----
     % The Dreyfus Socially Responsible Growth Fund, Inc.-Init Shrs
-----

Eaton Vance Management
(Eaton Vance Variable Trust)

     % VT Floating-Rate Income Fund
-----

OrbiMed Advisors LLC
(Eaton Vance Variable Trust)

     % VT Worldwide Health Sciences Fund
-----

Fidelity Management & Research Company
(Fidelity Variable Insurance Products Fund (VIP))

     % Fidelity VIP Equity-Income Portfolio - Svc Cl 2
-----
     % Fidelity VIP Contrafund(R)Portfolio - Svc Cl 2
-----
     % Fidelity VIP Mid Cap Portfolio - Svc Cl 2
-----

Franklin Templeton Investments
(Franklin Templeton Variable Insurance Products Trust)

     % Franklin Large Cap Growth Securities Fund - Cl 2 Shrs
-----
     % Mutual Shares Securities Fund - Cl 2 Shrs
-----
     % Templeton Foreign Securities Fund - Cl 2 Shrs
-----
     % Templeton Global Asset Allocation Fund-Cl 2 Shrs
-----

JPMorgan Fleming Asset Management
(J.P. Morgan Series Trust II)

     % Bond Portfolio
-----
     % International Equity Portfolio
-----
     % Mid Cap Value Portfolio
-----
     % Small Company Portfolio
-----
     % U.S. Large Cap Core Equity Portfolio
-----

Massachusetts Financial Services Company (MFS(R))
(MFS(R) Variable Insurance Trust)

     % MFS(R)Investors Growth Stock Series-Svc Cl Shrs
-----
     % MFS(R)Strategic Income Series-Svc Cl Shrs
-----
     % MFS(R) Total Return Series-Svc Cl Shrs
-----

OppenheimerFunds, Inc.
(Oppenheimer Variable Account Funds)

     % Oppenheimer Capital Appreciation Fund/VA-Svc Shrs
-----
     % Oppenheimer Main Street Fund/VA-Svc Shrs
-----
     % Oppenheimer Main Street Small Cap Fund/VA-Svc Shrs
-----

Scudder Investments
(Scudder Variable Series II)

     % Scudder Technology Growth Portfolio-Cl B Shrs
-----
     % SVS Dreman High Return Equity Portfolio-Cl B Shrs
-----
     % SVS Dreman Small Cap Value Portfolio-Cl B Shrs
-----

GE Capital Life Guarantee Account
(Limits may apply. See prospectus)

     % 1 yr guarantee period
-----
     % 6 yr guarantee period
-----

Enhanced Rate Guarantee Account
DCA instructions are required.

     % 12 Month
-----
     % 6 Month
-----

Interest Sweep   [ ] Yes   [ ] No

Will be transferred Quarterly unless another interval is indicated.

[ ] Monthly   [ ] Semi-Annually   [ ] Annually

------------------------------------------------------------------------------------------------------------------------------------
Regular Mail                                    For Inquiries and/or Questions         Overnight Delivery
GE Capital Life Assurance Company of New York   Internet: www.GEFinancialService.com   GE Capital Life Assurance Company of New York
P.O. Box 409893                                 Toll free: (800) 313-5282              Lockbox # 409893 . 6000 Feldwood Road
Atlanta, GA 30384-9893                                                                 College Park, GA 30349

NS19647CBNY 04/08/04                  To order use stock no . 19722CBNY 12/15/04

Variable Annuity Application

GE Capital Life Assurance Company of New York

------------------------------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging (DCA) Option (will start 30 days after receipt of funds, unless you specify an earlier date.)
------------------------------------------------------------------------------------------------------------------------------------
(Optional) You may elect a series of automated scheduled transfers referred to as Dollar-Cost Averaging (DCA). DCA is a method of transferring specified amounts from one designated Subaccount(s), or the Guarantee Account to any other available Subaccount(s) on a monthly or quarterly basis. Funds will remain in the DCA transfer accounts until the entire account is depleted. DCA is available for initial premium, additional premium, or transfer from other Subaccounts. This option provides regular level investments over a period of time. DCA is subject to the provisions of the contract. We reserve the right to discontinue DCA upon 30 days written notice to you.

Under our Enhanced Dollar Cost Averaging Program, your entire premium must be initially allocated to the Enhanced Rate Guarantee
Account where it will be credited with interest at the guaranteed interest rate in effect on the transaction date. Each month, we will transfer amounts out of the Enhanced Rate Guarantee Account into the Subaccounts you selected. All amounts will be transferred out by the end of the first six or twelve months, whichever is applicable. Thereafter, only additional premiums may be allocated to the Enhanced Rate Guarantee Account under your contract. The interest credited to amounts allocated to the Enhanced Rate Guarantee
Account will exceed our actual earnings on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the existing charges described in your contract. Your contract charges will not increase as a result of electing the Enhanced Dollar Cost Averaging Program.

Transfer dollar amount of $                                     from: (Select One)
                            -----------------------------------
[ ] Money Market Subaccount                    [ ] One year Guarantee Account                    [ ] Enhanced Rate Guarantee Account
    Deplete Account [ ] Yes [ ] No                 (Minimum 10 months)                               (Requires DCA)
    Stop date, if desired (mm-dd-yyyy)                                                           [ ] 12 Month
                                                                                                 [ ] 6 Month
------------------------------------

to the following Subaccounts based on the frequency indicated: [ ] Monthly   [ ] Quarterly

------------------------------------------------------------------------------------------------------------------------------------
Percentage   Transfer to Subaccounts   Percentage   Transfer to Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
         %                                      %
         %                                      %
         %                                      %
         %                                      %
         %                                      %
------------------------------------------------------------------------------------------------------------------------------------
I/We understand that the Contract Value in my/our elected Subaccount must be kept at or above the amount which will permit the dollar-cost averaging transfers requested; otherwise these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I/We may also change or terminate these transfers by written notice to GE Capital Life
Assurance Company of New York.

------------------------------------------------------------------------------------------------------------------------------------
Interest Sweep (Optional)
------------------------------------------------------------------------------------------------------------------------------------
On a periodic basis, we will transfer all interest earned during the prior period only in the Guarantee Account, one and six year accounts whichever is applicable, to the Subaccounts. The amount transferred will be allocated to the Subaccounts according to the most recent allocation instructions. This will not count as a transfer for purposes of determining a transfer charge or restricting
the amount of Quarterly Semi-annually Annually transfers. [ ] Quarterly   [ ] Semi-annually   [ ] Annually

------------------------------------------------------------------------------------------------------------------------------------
Rebalancing (Optional)
------------------------------------------------------------------------------------------------------------------------------------
Once you have allocated your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance, (on a quarterly, semi-annual, or annual basis) your Contract Value among the Subaccounts to return to the percentages specified in your allocation instructions. The program does not include allocations to the Guarantee
Account. Your percentage allocations must be in whole percentages. [ ] Quarterly   [ ] Semi-annually   [ ] Annually

------------------------------------------------------------------------------------------------------------------------------------
Systematic Withdrawals (Optional)
------------------------------------------------------------------------------------------------------------------------------------
You may elect to receive a withdrawal of the Total Purchase Payments for each of one or more contract year(s) in the form of systematic withdrawals. We will treat your request for systematic withdrawals as a request for one withdrawal each contract year, payable in equal installments over a 12 month period. The commencement date may be no sooner than 30 days after the contract date.
Withdrawals may not exceed 10% of the Total Purchase Payments on the effective date of the first installment for that contract year.
Systematic withdrawals end on the Annuity Commencement Date. We reserve the right to discontinue systematic withdrawals upon 30 days written notice to you.

I/We wish to start a series of withdrawals which will begin 30 days after contract date unless a date is specified. [ ] Date
                                                                                                                             -------

[ ] 10% of Total Purchase Payments        Withdrawal Frequency:             Check one:
[ ] $                                     [ ] Monthly   [ ] Semi-Annually   [ ] Owner(s) subject to backup withholding
     -------------------------
                                          [ ] Quarterly [ ] Annually        [ ] Owner(s) not subject to backup withholding
[ ](Amount not to exceed 10% of                                             If you ARE NOT subject to backup withholding, but wish
  Total Purchase Payments)                                                  to have Federal Income Tax withheld, please check
       % Of the Total Purchase Payments                                     here. [ ]
------
       (Cannot exceed 10%)
------------------------------------------------------------------------------------------------------------------------------------
OWNERS UNDER AGE 59 1/2 (Check ONLY if applicable; if not applicable, tax penalties may apply to withdrawals.) [ ] The above referenced contract is an IRA or is issued to a Qualified Retirement Plan, and these payments are part of a series of substantially equal periodic payments as described in IRC section 72(t)(2)(a)(iv).

15351NY 3/2002                        To order use stock no . 19722CBNY 12/15/04

Variable Annuity Application
GE Capital Life Assurance Company of New York

------------------------------------------------------------------------------------------------------------------------------------
Owner Signature(s) PLEASE READ CAREFULLY
------------------------------------------------------------------------------------------------------------------------------------
Will the proposed annuity replace any existing annuity or insurance contract? [ ] Yes   [ ] No

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/We agree to all terms and conditions as shown. I/We further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO
DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT OF PROSPECTUSES FOR THE SEPARATE ACCOUNT AND ALL PORTFOLIOS APPLICABLE TO THE CONTRACT
AND APPLICABLE SUPPLEMENTS DATED WITHIN 13 MONTHS OF THIS APPLICATION. I/We agree that no one, except the President, or a Vice
President of the Company can make or change any annuity.

1.   Have you received prospectuses dated within 13 months of this application for the Separate Account and all funds applicable to
     the applied for contract? [ ] Yes   [ ] No

2.   Do you understand that the Contract Value may increase or decrease depending on the investment return of the Subaccounts?
     [ ] Yes   [ ] No

3.   Do you believe this contract will meet your needs and financial objectives? [ ] Yes   [ ] No

(Under penalties of perjury, I certify that: 1: The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2: I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.)

------------------------------------------------------------------------------------------------------------------------------------
Owner (sign as Trustee if Owner is a Trust)          Joint Owner                           Date of signature (mm-dd-yyyy)

-------------------------------------------          -----------------------------------   -----------------------------------------
Annuitant (required if other than Owner)             City                                                          State

-------------------------------------------          -----------------------------------------------------------   -----------------

------------------------------------------------------------------------------------------------------------------------------------
Representative(s) Information and Signature(s)
------------------------------------------------------------------------------------------------------------------------------------
Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance contract? [ ]Yes [ ]No If yes, submit completed replacement form, where required. By signing, you certify that you have witnessed the above signature(s) and that all information contained in this application is true to the best of your knowledge and belief.

------------------------------------------------------------------------------------------------------------------------------------
Registered Representative Signature                       Print name (Last, First, M.)

-------------------------------------------------------   --------------------------------------------------------------------------
Representative S.S. no.                           Broker/Dealer name/branch#                 Client account no.

-----------------------------------------------   ----------------------------------------   ---------------------------------------
Address                                                                            Telephone no.

--------------------------------------------------------------------------------   -------------------------------------------------
City                                                                               State                   Zip code

--------------------------------------------------------------------------------   ---------------------   -------------------
Registered Representative Signature                      Print name (Last, First, M.)

------------------------------------------------------   ---------------------------------------------------------------------------
Representative S.S. no.                                  Telephone no.
                                                                                                           [ ] A   [ ] B
-----------------------------------------------          -----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Regular Mail                                    For Inquiries and/or Questions         Overnight Delivery
GE Capital Life Assurance Company of New York   Internet: www.GEFinancialService.com   GE Capital Life Assurance Company of New York
P.O. Box 409893                                 Toll free: (800) 313-5282              Lockbox # 409893 . 6000 Feldwood Road
Atlanta, GA 30384-9893                                                                 College Park, GA 30349

15351NY 3/2002                        To order use stock no . 19722CBNY 12/15/04